EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	) )	Joint Administration Pending Re: Docket No. 12
)

INTERIM ORDER (A) APPROVING NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO STOCK AND (B) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors-in-possession (collectively, the “Debtors”) for entry of interim and final orders, pursuant to sections 105(a), 362, and 541 of the Bankruptcy Code, Bankruptcy Rules 6003 and 6004, and Local Rule 9013-1(m): (a) approving the Procedures related to certain transfers of, or declarations of worthlessness with respect to Stock; (b) directing that any purchase, sale, or other transfer of, or declaration of worthlessness with respect to Stock in violation of the Procedures shall be null and void ab initio; and (c) granting related relief,  all as more fully set forth in the Motion; and upon the First Day Declaration; and upon the record of the interim hearing on the Motion; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

2Capitalized terms used in this Order but not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

February 29, 2012; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that venue of this proceeding and the Motion in this District is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having found that good and sufficient cause exists for the relief provided by this Order, it is hereby

ORDERED, ADJUDGED, AND DECREED THAT:

1. The Motion is GRANTED on an interim basis, as set forth herein.
2. The Procedures attached as Exhibit 1 are hereby approved.
3. Any transfer of or declaration of worthlessness with respect to Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
4. The Bylaw Protections and the Rights Agreement Protections described in the Motion shall be enforced to the fullest extent provided by applicable law.

5. In the case of any such transfer of Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, to appropriately reflect that such transfer is null and void ab initio.

6. In the case of any such declaration of worthlessness with respect to Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

2

7. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.
8. The requirements set forth in this Interim Order are in addition to the requirements of all applicable laws and do not excuse compliance therewith.

9. The Final Hearing shall be held on January 17, 2017 at 1:00 p.m. (prevailing Eastern Time).  Any objections or responses to entry of the proposed Final Order shall be filed with the Clerk of this Court on or before 4:00 p.m. on January 10, 2017, and served on the following parties: (a) the Office of the United States Trustee, 844 King Street, Suite 2207, Wilmington, DE 19801; (b) co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com); (c) co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com); (d)  counsel to the DIP Noteholders,  Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611, Attn: Rick Levy (richard.levy@lw.com), Ted Dillman (ted.dillman@lw.com), and Jason Gott  (jason.gott@lw.com)); (e) counsel to the ABL Lenders, Goldberg Kohn Ltd., 55 East Monroe Street, Suite 3300, Chicago, Illinois 60603, Attn: Randall L. Klein (randall.klein@goldbergkohn.com), Jeremy M. Downs (jeremy.downs@goldbergkohn.com), Eva D. Gadzheva (eva.gadzheva@goldbergkohn.com), and (f) counsel to any official committee appointed in these cases.

10. The Court finds and determines that the requirements of Bankruptcy Rule 6003 are satisfied and that the relief requested is necessary to avoid immediate and irreparable harm.

3

11. The notice of the relief requested in the Motion satisfies Bankruptcy Rule 6004(a) and, pursuant to Bankruptcy Rule 6004(h), the terms and provisions of this Order shall be immediately effective and enforceable upon its entry.

12. The Debtors are authorized to take all steps necessary or appropriate to carry out the terms of this Order.
13. This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order.

Dated:November 20, 2017

Wilmington, Delaware

/s/ KEVIN J. CAREY

HONORABLE KEVIN J. CAREY

UNITED STATES BANKRUPTCY JUDGE

4

Exhibit 1

Procedures for Transfers of and Declarations of Worthlessness with Respect to Stock

Procedures for Transfers of and Declarations of Worthlessness with Respect to Stock

The following Procedures apply to transfers of Stock:1

(a)

Any Entity (defined below) who currently is or becomes a Substantial Shareholder (defined below) must file with the Court, and serve upon (i) co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com); (ee) co-counsel to the Debtors, and Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com), and (ii)  any official committee appointed in these cases  (collectively, the “Notice Parties”) a declaration of such status, substantially in the form of Exhibit 1A attached to the Proposed Orders, on or before the later of (i) twenty (20) calendar days after the date of the Notice of Order (as defined below) and (ii) fourteen (14) calendar days after becoming a Substantial Shareholder.

(b)

At least 14 calendar days prior to effectuating any transfer of Stock that would (i) result in an increase in the amount of Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) would result in an Entity becoming a Substantial Shareholder, such Substantial Shareholder or potential Substantial Shareholder must file with the Court, and serve by email and first class mail upon the Notice Parties, an advance written declaration of the intended acquisition of Stock in the form of Exhibit 1B attached to these procedures (each, a “Declaration of Intent to Accumulate Stock”).

(c)

At least 14 calendar days prior to effectuating any transfer of Beneficial Ownership of Stock that would (i) result in a decrease in the amount of Stock of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an Entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve upon the Notice Parties an advance written declaration of the intended transfer of Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Stock,” and together with a Declaration of Intent to Accumulate Stock, a “Declaration of Proposed Transfer”).

(d)

The Debtors and any official committee that is appointed in these cases shall have 7 calendar days after filing and service of a Declaration of Proposed Transfer to file with the Court and serve by email or fax (if available) and first class mail on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect Real Industry’s ability to utilize the NOLs. If an objection is filed, such transaction will remain ineffective unless the objecting party withdraws such objection or such transaction is approved by a final and non-appealable order of the Court. If neither the Debtors nor any official committee appointed in these cases do not object within such 7-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph are the subject of additional notices in accordance with these Procedures, with an additional 7-day waiting period for each Declaration of Proposed Transfer.

(e)	For purposes of these Procedures: (i) a “Substantial Shareholder” is any Entity that has Beneficial Ownership of either (A) at least 1.34 million shares of Stock (representing

1Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

approximately 4.5 percent of all issued and outstanding shares of Stock), or (B) any holder of Redeemable Preferred Stock; (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the IRC and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option to acquire; (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; an “Entity” is any person or entity for purposes of the rules under section 382 of the Internal Revenue Code.

The following Procedures apply to declarations of worthlessness of Stock:

(a)

Any Entity that currently is or becomes a 50-Percent Shareholder must file with the Court and serve by email and first class mail upon the Notice Parties a declaration of such status, substantially in the form of Exhibit 1D attached to these Procedures (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order, and (ii) 10 business days after becoming a 50-Percent Shareholder.

(b)

Fifteen business days prior to filing any federal or state tax return or any amendment to such a return that claims any deduction for worthlessness of Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50-Percent Shareholder must file with the Court and serve upon the Notice Parties an advance written declaration substantially in the form of Exhibit 1E attached to these Procedures (each, a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

(c)

The Debtors and any official committee that is appointed in these cases will have 10  business days after filing and service of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize the NOLs. If an objection is filed, the filing of the return or amendment with such claim remains ineffective pending a final ruling on the objection (and thereafter in accordance with the ruling and applicable appellate rules and procedures), and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction if the Court ultimately sustains the objection. If no objection is filed and served within such 10 business-day period, the filing of the return or amendment with such claim will be permitted as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. Additional returns or amendments within the scope of this paragraph are the subject of additional notices in accordance with these Procedures as set forth herein, with an additional 10 business-day waiting period for each Declaration of Intent to Claim a Worthless Stock Deduction.

(d)

For purposes of these Procedures a “50-Percent Shareholder” is any Entity that at any time since December 31, 2013 has owned Beneficial Ownership of 50 percent or more of any class of Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

2

The following notice procedures apply to these Procedures:

(a)

No later than two business days following entry of the Interim Order, the Debtors shall serve by first class mail a notice substantially in the form of Exhibit 1F attached to these Procedures (the “Notice of Interim Order”) on (aa) the Debtors; (bb) the Office of the United States Trustee; (cc) the holders of the thirty (30) largest unsecured claims against the Debtors (on a consolidated basis, excluding insiders); (dd) co-counsel to the DIP Noteholders, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611, Attn: Rick Levy (richard.levy@lw.com), Ted Dillman (ted.dillman@lw.com), and Jason Gott  (jason.gott@lw.com)); (ee) counsel to the ABL Lenders, Goldberg Kohn Ltd., 55 East Monroe Street, Suite 3300, Chicago, Illinois 60603, Attn: Randall L. Klein (randall.klein@goldbergkohn.com), Jeremy M. Downs (jeremy.downs@goldbergkohn.com), Eva D. Gadzheva (eva.gadzheva@goldbergkohn.com); (ff) Wilmington Trust, N.A.; (gg) the Securities & Exchange Commission; (hh) the Office of the United States Attorney General for the District of Delaware; (ii) the Internal Revenue Service; (jj) the U.S. Department of Justice; (kk)  Bank of America, N.A., 135 South LaSalle Street, Suite 925 Chicago, Illinois 60603;  (ll) all registered holders of Stock; and (mm) the Notice Parties. Additionally, no later than two business days following entry of the Final Order, the Debtors shall serve a Notice of Final Order modified to reflect that the Final Order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order

(b)

All registered holders of Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder holds such Stock down the chain of ownership for all such holders of Stock.

(c)

Any entity, broker, or agent acting on such entity’s or individual’s behalf that sells in excess of 1.34 million shares of Stock (i.e., approximately 4.5 percent of all issued and outstanding shares of Stock) to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Stock or any broker or agent acting on such purchaser’s behalf.

(d)

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person or entity, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal, with a redacted form publicly filed.

3

Exhibit 1A

Declaration of Status as a Substantial Shareholder

4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	)	Joint Administration Pending
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder2 with respect to the stock of Real Industry, Inc. or of any Beneficial Ownership therein (the “Stock”).  I have been informed that Real Industry, Inc. is a debtor and debtor in possession in Case No. 17-12464  (KJC) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

2A  “Substantial Shareholder” is any Entity that has Beneficial Ownership of either (A) at least 1.34 million shares of Stock (representing approximately 4.5 percent of all issued and outstanding shares of Stock), or (B) any holder of Redeemable Preferred Stock; (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the IRC and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that as of __________, 2017, the undersigned party currently has Beneficial Ownership of _________ shares of Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Stock:

Number of Shares[3]	Date Acquired

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final]  Order (A) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court, 824 Market ST N, Wilmington, DE 19801, and served upon co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com), and co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com).

3When filing this document with the Court, you may redact the number of shares. However, such information must be provided in the copy of this document that you serve on the Debtors’ counsel.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Dated:

Respectfully submitted,

(Name of Substantial Shareholder) By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________

3

Exhibit 1B

Declaration of Intent to Accumulate Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	)	Joint Administration Pending
)

DECLARATION OF INTENT TO ACCUMULATE STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of stock of Real Industry, Inc. or of any Beneficial Ownership therein (the “Stock”). I have been informed that Real Industry, Inc. is a debtor and debtor in possession in Case No. 17-12464  (KJC) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that if applicable, on __________, 2017, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

2A  “Substantial Shareholder” is any Entity that has Beneficial Ownership of either (A) at least 1.34 million shares of Stock (representing approximately 4.5 percent of all issued and outstanding shares of Stock), or (B) any holder of Redeemable Preferred Stock; (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the IRC and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Stock.3

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Stock or an Option with respect to _________ shares of Stock. If the  Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final]  Order (A) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court, 824 Market ST N, Wilmington, DE 19801, and served by email and first class mail upon: co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com), and co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801 (Attn. Monique B. DiSabatino (monique.disabatino@saul.com)).

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

3When filing this document with the Court, you may redact the number of shares. However, such information must be provided in the copy of this document that you serve on the Debtors’ counsel.

2

PLEASE TAKE FURTHER NOTICE that the undersigned party must file with the Court and serve this notice on the Debtors’ counsel by no later than fourteen (14) calendar days before effectuating the contemplated transfer of stock.

PLEASE TAKE FURTHER NOTICE that the Debtors have 7 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein, by filing such objection with the Court and serving the undersigned party by first class mail and by email or fax (if email and fax information is provided below).  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 7-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Stock will each require an additional notice filed with the Court and served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Dated:

Respectfully submitted,

(Name of Declarant) By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________

3

4

Exhibit 1C

Declaration of Intent to Transfer Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	)	Joint Administration Pending
)

DECLARATION OF INTENT TO TRANSFER STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of stock of Real Industry, Inc. or of any Beneficial Ownership therein (the “Stock”). I have been informed that Real Industry, Inc. is a debtor and debtor in possession in Case No. 17-12464  (KJC) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that if applicable, on __________, 2017, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

2A  “Substantial Shareholder” is any Entity that has Beneficial Ownership of either (A) at least 1.34 million shares of Stock (representing approximately 4.5 percent of all issued and outstanding shares of Stock), or (B) any holder of Redeemable Preferred Stock; (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the IRC and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Stock.3

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Stock or an Option with respect to _________ shares of Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final]  Order (A) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court, 824 Market ST N, Wilmington, DE 19801, and served by email and first class mail upon: co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com), and co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801 (Attn. Monique B. DiSabatino (monique.disabatino@saul.com)).

PLEASE TAKE FURTHER NOTICE that the undersigned party must file with the Court and serve this notice of the Debtors’ counsel by no later than fourteen (14) calendar days before effectuating the contemplated transfer of stock.

3When filing this document with the Court, you may redact the number of shares (i) currently owned, and/or (ii) that are the subject of the proposed transfer, and/or (iii) you will own once the proposed transfer is completed. However, such information must be provided in the copy of this document that you serve on the Debtors’ counsel.

2

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 7 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein, by filing such objection with the Court and serving the undersigned party by first class mail and by email or fax (if email and fax information is provided below). If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 7-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Stock will each require an additional notice filed with the Court and served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Dated:

Respectfully submitted,

(Name of Declarant) By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________

3

Exhibit 1D

Declaration of Status as a 50-Percent Shareholder

4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	)	Joint Administration Pending
)

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder2 with respect to the stock of Real Industry, Inc. or of any Beneficial Ownership therein (the “Stock”).  I have been informed that Real Industry, Inc. is a debtor and debtor in possession in Case No. 17-12464  (KJC) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that as of __________, 2017, the undersigned party currently has Beneficial Ownership of _________ shares of Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Stock:

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

2A  “50-Percent Shareholder” is any Entity that at any time since December 31, 2013 has owned Beneficial Ownership of 50 percent or more of any class of Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder);   (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the IRC and the Treasury Regulations thereunder, and includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and ownership of equity securities that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

Number of Shares[3]	Date Acquired

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final]  Order (A) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court, 824 Market ST N, Wilmington, DE 19801 and served by email and first class mail upon co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com), and co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and

3When filing this document with the Court, you may redact the number of shares. However, such information must be provided in the copy of this document that you serve on the Debtors’ counsel.

2

accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Dated:

Respectfully submitted,

(Name of 50-Percent Shareholder) By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________

3

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	)	Joint Administration Pending
)

DECLARATION TO CLAIM A WORTHLESSNESS STOCK DEDUCTION

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) one or more shares of stock of Real Industry, Inc. or of any Beneficial Ownership therein (the “Stock”). I have been informed that Real Industry, Inc. is a debtor and debtor in possession in Case No. 17-12464 (___) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that if applicable, on __________, 2017, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Stock.

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare that _________ shares2 of Stock became worthless during the tax year ending ______.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final]  Order (A) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court 824 Market ST N, Wilmington, DE 19801, and served by email and first class mail upon: co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com), and co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com).

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party must file with the Court and serve this notice on the Debtors’ counsel by no later than fifteen (15) business days before effectuating the contemplated deduction.

PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein, by filing such objection with the Court and serving the undersigned party by first class mail and by email or

2When filing this document with the Court, you may redact the number of shares. However, such information must be provided in the copy of this document that you serve on the Debtors’ counsel.

2

fax (if email and fax information is provided below). If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 10 business-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party that may result in the undersigned party will each require an additional notice filed with the Court and served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Dated:

Respectfully submitted,

(Name of Declarant) By: ________________________________
Name: _____________________________
Address: ___________________________
___________________________________
Telephone: _________________________
Facsimile: __________________________

3

Exhibit 1F

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)
	)	Chapter 11
REAL INDUSTRY, INC., et al.,[1]	)
	)	Case No. 17-12464 (KJC)
Debtors.	)
	)	Joint Administration Pending
)

NOTICE OF (A) DISCLOSURE PROCEDURES APPLICABLE TO CERTAIN HOLDERS OF STOCK, (B) DISCLOSURE PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO STOCK, AND (C) FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES THAT MAY HOLD BENEFICIAL OWNERSHIP OF STOCK OF REAL INDUSTRY, INC. (THE “STOCK”).

PLEASE TAKE NOTICE that on November 17, 2017 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of or exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders Order (A) Approving Notification and

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Motion”).

PLEASE TAKE FURTHER NOTICE that on [______], 2017, the Court entered the Interim Order (A) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock and (B) Granting Related Relief [Docket No. __] (the “Order”) approving procedures for certain transfers of or declarations of worthlessness with respect to Stock, as set forth in Exhibit 1 attached to the Order (the “Procedures”).2

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Stock, or Beneficial Ownership of Stock, in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Stock, or Beneficial Ownership of Stock, in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the notice, solicitation, and claims agent for the Debtors, Prime Clerk LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such Order and declarations are also available via PACER on the Court’s website at https://ecf.deb.uscourts.gov/ for a fee, or by accessing the Debtors’ restructuring website at https://cases.primeclerk.com/RealIndustry.

2Capitalized terms used in this Order and not immediately defined have the meanings given to such terms in the Motion or in the First Day Declaration.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on __________ __, 2017, at__:__ _.m., prevailing Eastern Time. Any objections or responses to entry of the final order shall be filed no later than __________ __, 2017, at 4:00 p.m., prevailing Eastern Time, and served on the following parties: upon co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com), and co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com).

PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO STOCK, BENEFICIAL OWNERSHIP THEREOF, OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

[Remainder of this page intentionally left blank]

Dated:November __, 2017

Wilmington, Delaware

Mark Minuti (DE Bar No. XXXX)

Monique B. DiSabatino (DE Bar No. XXXX)

SAUL EWING ARNSTEIN & LEHR LLP

1201 N. Market Street, Suite 2300

P.O. Box 1266

Wilmington, Delaware 19801

Telephone: (XXX)  XXX-XXXX

Facsimile: (302) 421-5873

mminuti@saul.com

mdisabatino@saul.com

-and-

Sharon L. Levine (pro hac vice admission pending)

SAUL EWING ARNSTEIN & LEHR LLP

1037 Raymond Boulevard, Suite 1520

Newark, New Jersey 07102

Telephone: (XXX)  XXX-XXXX

Facsimile: (973) 286-6821

slevine@saul.com

-and-

Gary S. Lee (pro hac vice admission pending)

Mark A. Lightner (pro hac vice admission pending)

Benjamin Butterfield (pro hac vice admission pending)

MORRISON & FOERSTER LLP

250 West 55th Street

New York, New York 10019

Telephone: (XXX)  XXX-XXXX

Facsimile: (212) 468-7900

glee@mofo.com

mlightner@mofo.com

bbutterfield@mofo.com

Proposed Counsel for Debtors and Debtors-in-Possession